PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated December 2, 2022,
to
Prospectuses dated May 1, 2022
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective December 5, 2022, The AST Moderate Multi-Asset Portfolio (“the merging Fund”) will merge into the AST Balanced Asset Allocation Portfolio (“the successor Fund”). All assets in the merging Fund will automatically transfer to the successor Fund. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund have been automatically updated to replace the merging Fund with the successor Fund. All references to AST Moderate Multi-Asset Portfolio are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP184
VULP